Exhibit 10.31

                               SECURITY AGREEMENT



          THIS SECURITY AGREEMENT is made and entered into as of the 27th day of November, 1996, by and between Alliance Farms Cooperative Association, a Colorado cooperative association ("Debtor"), whose mailing address is Alliance Farms Cooperative Association, c/o Farmland Industries, Inc., Attention: Paul Miller, Dept. 189, and Farmland Industries, Inc., a Kansas corporation ("Secured Party"), whose mailing address is Farmland Industries, Inc., Attention: Randy Vance, Dept. 160, Kansas City, Missouri 64116.

          In consideration of the mutual covenants and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party agree as follows:

I.   COLLATERAL; LIABILITIES AND OBLIGATIONS SECURED.

          1. Debtor hereby grants to Secured Party a security interest in all personal property, interests in property and fixtures of Debtor solely with respect to the feeder pig production facility to be constructed in Wayne County, Illinois by Debtor using the proceeds of advances made or to be made under the Loan Agreement, dated as of November 27, 1996, between Debtor and Secured Party (the ALoan Agreement@), and the proceeds of additional advances made or to be made under the CoBank Loan Documentation (as defined in the Loan Agreement), whether now owned or existing or hereafter acquired and wherever located (collectively the "Collateral"), including, without limiting the generality of the foregoing:

          (a) all structures, buildings, improvements, facilities, additions, fixtures, equipment, inventory, farm products, and breeding stock and the offspring therefrom (except to the extent the breeding stock and offspring are sold by the Debtor in the ordinary course of business), whether presently or hereafter located on or used in connection with the property described in Exhibit A attached hereto; and

          (b) any and all additions, accessions, replacements and substitutions to or for any of the foregoing and any and all proceeds and products of any of the foregoing.

          2. The security interest described herein is granted to Secured Party to secure the performance and payment of any and all obligations and liabilities of Debtor to Secured Party now existing or hereafter arising, direct or indirect, absolute or contingent, joint or several, due or to become due, including without limitation any renewa1s or extensions thereof and substitutions therefor and any future advances (such obligations and liabilities being referred to herein as the "Secured Obligations").

II.  ADDITIONAL REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF DEBTOR.

          Debtor represents, warrants, covenants and agrees as follows:

          1. The Collateral will not be misused, abused, wasted or allowed to deteriorate, except for the ordinary wear and tear of its primary use. Debtor will notify Secured Party immediately, orally and in writing, of any event causing material loss or depreciation in value of the Collateral and the amount of such loss or depreciation and of any other event that materially affects the Collateral.

          2. The Collateral will be kept at the location described in Exhibit A attached hereto or at such other location as may be consented to in writing by Secured Party, except for temporary removal consistent with such Collateral's ordinary primary use. Secured Party may examine and inspect the Collateral at any reasonable time or times wherever it is located. Secured Party may also examine and inspect Debtor's books and records during normal business hours.

          3. No item of the Collateral is a part of or attached to any real property or fixtures not subject to the Mortgage (as defined in the Loan Agreement) or to any personal property not subject to this Security Agreement. Debtor will not permit any item of the Collateral to otherwise become a part of or attached to any real property or fixtures or to any personal property without the prior written consent of Secured Party.

          4. Debtor has a place of business only in Yuma County, Colorado and Wayne County, Illinois. Debtor's chief executive office is at 302 Idlewild Street, Yuma, Colorado 80759. Debtor will notify Secured Party in writing prior to any change or discontinuance of Debtor's place or places of business. The Debtor=s taxpayer identification number is 84-1270685.

          5. Debtor will maintain such property and casualty insurance respecting the collateral with such insurance companies, in such amounts, and covering such risks, as are usually carried by companies engaged in the same or similar business and similarly situated and make such increases in the type or amount of coverage as the Secured Party may reasonably request. Such insurance shall be payable to Secured Party and Debtor as their respective interests may appear. All such policies of insurance shall provide for at least 30 days' prior written notice of cancellation or modification to Secured Party. Debtor shall furnish Secured Party with certificates or other evidence satisfactory to Secured Party of compliance with all of the foregoing insurance provisions. Secured Party is hereby granted authority to act as attorney for Debtor in obtaining, adjusting and settling any such insurance and endorsing any drafts issued in connection therewith. Secured Party may apply the proceeds of any such insurance toward payment of any of the Secured Obligations, whether or not the same is due and in any order of priority.

          6. No financing statements covering any of the Collateral are on file in any public office except as may show Secured Party or CoBank, ACB as secured party. Upon the oral or written request of Secured Party, Debtor will execute in form satisfactory to Secured Party one or more financing statements pursuant to the applicable Uniform Commercial Code and such other documents as Secured Party may from time to time reasonably request. Debtor hereby authorizes Secured Party to file or record one or more financing statements signed only by Secured Party in any location in any jurisdiction where such authorization is permitted by law. If applicable law requires Debtor to sign any financing statement for filing or recording purposes, Debtor hereby appoints Secured Party or any representative of Secured Party as Debtor's attorney and agent, with full power of substitution, to sign or endorse Debtor's name on any such financing statement, and Debtor authorizes Secured Party to file or record the same. Debtor will pay the cost of filing or recording the financing statements and other documents referred to above in this paragraph and this Security Agreement in all public offices where filing or recording is deemed by Secured Party to be necessary or desirable. A photographic or other reproduction of this Security Agreement or any financing statement related hereto shall be sufficient as a financing statement in any jurisdiction where filing or recording of such a reproduction is permitted by law.

          7. Debtor has the power and authority to own and possess the Collateral, subject to the interest of Secured Party and CoBank, ACB therein. Debtor has, on the date hereof, or, as to Collateral acquired by Debtor after the date hereof will have, as soon as Debtor has rights therein, good and marketable title to the Collateral. Except for the security interest granted hereby and any security interest of CoBank, ACB granted in connection with the CoBank Loan Documentation (the ACoBank Security Interest@), Debtor owns the Collateral free from any prior or adverse lien, charge, security interest or encumbrance, and Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

          8. Debtor will keep the Collateral free from all unpaid charges, liens, encumbrances and security interests, other than the security interest granted hereby and the CoBank Security Interest, will pay promptly all taxes and assessments with respect to the Collateral or its use or operation, will not use the Collateral in violation of any ordinance or state or federal statute or any administrative rule or regulation or any other law or any policy of insurance thereon and will not sell, transfer, lease, assign or otherwise dispose or alienate the ownership of the Collateral or any portion thereof or interest therein in any manner whatsoever except to the extent the breeding stock and offspring are sold by Debtor in the ordinary course of business. Secured Party is hereby authorized at its option and in its sole discretion to discharge any taxes, assessments, liens, security interests, charges or encumbrances at any time levied or placed on the Collateral, to pay for insurance on the Collateral, and to pay any costs or expenses incurred in the custody, maintenance or preservation of the Collateral. Debtor agrees to reimburse Secured Party on demand for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization, and the amount of any such payments or expenses shall be part of the Secured Obligations and secured by and under this Security Agreement.

          9. All financial information with respect to Debtor that has been or is hereafter furnished by or on behalf of Debtor to Secured Party is or will be, as of the date furnished to Secured Party, accurate, correct and complete in all material respects.

          10. Debtor shall from time to time, at its expense, promptly execute and deliver all further instruments and documents (including without limitation financing or continuation statements and amendments thereto) and take all further action that may be necessary or desirable or that Secured Party may reasonably request in order to evidence, establish, protect or perfect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder.

III.  EVENTS OF DEFAULT.

          The term "Event of Default" as used herein shall mean any one or more of the following events:

          1. The occurrence of an Event of Default (as such term is defined in the Loan Agreement).

          2. Default in the performance of or compliance with any covenant or agreement of Debtor contained herein.

          3. Any representation or warranty made by the Debtor herein shall be false or misleading in any material respect.

          4. Loss, theft, damage, destruction, danger of confiscation or danger of misuse, abuse, waste or deterioration (except for the ordinary wear and tear of its primary use) of any material part of the Collateral; the making of any levy, seizure or attachment of or on the Collateral or any portion thereof; or the issuance of any injunction with respect to the use or sale of the Collateral or any portion thereof.

          5. Service of any warrant of attachment or garnishment or the making or issuance of any lien, levy or similar process on or with respect to Debtor.

          UPON THE OCCURRENCE OF ANY OF THE FOREGOING DEFAULTS OR EVENTS OF DEFAULT, DEBTOR SHALL IMMEDIATELY NOTIFY SECURED PARTY OF THE SAME.

IV.  SECURED PARTY'S RIGHTS AND REMEDIES.

          1. Secured Party may assign this Security Agreement without the consent of Debtor. In the event of such assignment, the assignee shall be entitled, upon notifying Debtor, to the performance of all obligations of Debtor hereunder and to all rights and remedies of Secured Party hereunder. Debtor will assert no claims or defenses that Debtor may have against Secured Party against any assignee hereof.

          2. Upon the occurrence of an Event of Default and at any time thereafter, Secured Party may, without notice or demand, declare any or all of the Secured Obligations immediately due and payable, notwithstanding any provision to the contrary contained in any agreement or instrument evidencing or relating to any of the Secured Obligations, and may exercise any and all rights and remedies of the Secured Party in the enforcement of its security interest granted or purported to be granted hereby under this Security Agreement, under the Uniform Commercial Code of the State of Illinois, or under any other applicable law or in equity, including, without limitation, any or all of the following remedies:

          (a) Secured Party may notify the obligors on any or all Collateral consisting of accounts, chattel paper, general intangibles, contract rights, instruments, insurance policies, things in action or the like to make payment thereon directly to Secured Party, and Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon or with respect to such Collateral. Until Secured Party elects to exercise any such right, Debtor is authorized, as agent of Secured Party, to collect and enforce all such obligations.

          (b) Secured Party may receive, open and dispose of mail addressed to Debtor and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or any other item constituting or relating to the Collateral on behalf of and in the name of Debtor.

          (c) Secured Party may take control of any or all proceeds constituting a part of the Collateral.

          (d) Secured Party may set off any deposits or other moneys due from Secured Party to Debtor against any of the Secured Obligations, whether or not the same is due and in any order of priority.

          (e) Secured Party shall have all of the rights and be entitled to all of the remedies of a secured party under the Uniform Commercial Code in effect in the State of Illinois, including without limitation the right to take possession of, and to use, occupy and control, the Collateral or any portion thereof and the premises wherever the foregoing may be, the right to sell, lease or otherwise dispose of the Collateral or any portion thereof (including the right to purchase at any public sale) and the right to recover reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and, to the extent not prohibited by law, reasonable attorneys' fees and legal expenses incurred by Secured Party.

          (f) Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties, or, if Debtor fails or refuses to so assemble the Collateral, Secured Party may, and Debtor hereby authorizes and empowers Secured Party to, enter upon the premises wherever the Collateral may be in order to remove the same.

          3. Secured Party's costs of collection, enforcement and prosecution of its rights and remedies hereunder or otherwise arising, whether or not involving a case, action or other proceeding before any state or federal court or other body, including without limitation attorneys' fees and expenses, shall be borne solely by Debtor.

          4. No delay or omission by Secured Party to exercise any of its rights or remedies hereunder or otherwise arising shall impair any of such rights or remedies, nor shall any such delay or omission be construed as a waiver of any default or Event of Default hereunder, and Secured Party may exercise every such right and remedy from time to time as often as Secured Party may deem expedient. All rights and remedies of Secured Party whether or not granted hereunder shall be cumulative and may be exercised singularly or concurrently, and no such right or remedy is intended to be exclusive of any other right or remedy of Secured Party.

          5. No waiver by Secured Party of any default or Event of Default hereunder shall be effective unless in writing and signed and delivered by Secured Party, and no such waiver of any default or Event of Default shall extend to or affect any subsequent or other default or Event of Default or shall impair any rights or remedies consequent thereon.

          6. To the extent permitted by law, Debtor hereby waives all benefits and advantages otherwise afforded Debtor under any laws now or hereafter in force providing for any stay or extension that would affect the terms of performance of Debtor under this Security Agreement or providing for the valuation or appraisal of the Collateral or any portion thereof or for any rights of redemption thereof, and Debtor will not in any other way hinder, delay or impede the execution of any right or remedy of Secured Party.

          7. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale of the Collateral or any portion thereof or of the time after which any private sale or other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to Debtor at least 10 days prior to the date of such sale or disposition.

V.   GENERAL.

          1. Secured Party shall have no duty as to collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond any duty imposed by law to use reasonable care in the custody and preservation of Collateral in Secured Party's possession.

          2. With respect to any situation in which Secured Party has been authorized to act for or on behalf of or in the name of Debtor, Debtor hereby grants to Secured Party and any officer or representative of Secured Party, and each of them, jointly and severally, with full power of substitution, Debtor's power of attorney, coupled with an interest and irrevocable so long as any of the Secured Obligations are outstanding. Debtor hereby ratifies and confirms any and all such actions taken by Secured Party or any such officer or representative and will hold Secured Party and any such officer or representative harmless against any claim made by any person or entity by reason of such actions.

          3. This Security Agreement shall inure to the benefit of and shall be binding upon Debtor and Secured Party and their respective successors and assigns.

          4. Any demand upon or notice or other communication to Debtor shall be effective if delivered by hand delivery or deposited in the mails, postage prepaid, addressed to Debtor at the address of Debtor set forth at the beginning of this Security Agreement, or, if Debtor has notified Secured Party in writing of a change of address, to the last address of which Secured Party has been so notified.

          5. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

          6. If any provision of this Security Agreement is contrary to, prohibited by or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible. If any provision of this Security Agreement is contrary to, prohibited by or deemed invalid under the applicable laws or regulations of any jurisdiction, such provision shall not thereby be rendered invalid in any other jurisdiction.

          7. This Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute but one and the same instrument.

          8. The headings used in this Security Agreement are for convenience of reference only and shall in no way define, limit or describe the scope or intent of any provision of this Security Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement on the day and year first above written.

                              FARMLAND INDUSTRIES, INC.


                              By:
                              Name:
                              Title:

                              ALLIANCE FARMS COOPERATIVE
                              ASSOCIATION


                              By:
                              Name:
                              Title:


                                   EXHIBIT A



A tract of land located in Section 1, Township 1 North, Range 8 East of the Third Principal Meridian located in Wayne County, Illinois and more particularly described as follows:

     A part of Section 1, Township 1 North, Range 8 East, 3rd PM, Wayne County, Illinois and being further described as follows: Commencing at the southeast corner of the North Half of the North Half of the Southeast Quarter of said Section 1; thence West, along the south line of the North Half of the North Half of the Southeast Quarter of
     Section 1, a distance of 972.5 feet to the point of beginning; thence continuing along the south line of the North Half of the North Half of the Southeast Quarter of Section 1, a distance of 972.5 feet; thence North, parallel with the east line of Section 1, a distance of 2080 feet; thence East, parallel with the south line of the North Half of the North Half of the Southeast Quarter of Section 1, a distance of
     972.5 feet; thence South, parallel with the east line of Section 1, a distance of 2080 feet to the point of beginning; containing 46.44 acres, more or less.

     AND

     A part of Section 1, Township 1 North, Range 8 East, 3rd PM, Wayne County, Illinois and being further described as follows: Beginning at the southeast corner of the North Half of the North Half of the Southeast Quarter of said Section 1; thence West, along the south line of the North Half of the North Half of the Southeast Quarter of
     Section 1, a distance of 972.5 feet; thence North, parallel with the east line of Section 1, a distance of 2080 feet; thence East, parallel with the south line of the North Half of the North Half of the Southeast Quarter of Section 1, a distance of 972.5 feet to a point on the east line of Section 1; thence South, along the east line of
     Section 1, a distance of 2080 feet to the point of beginning; containing 46.44 acres, more or less.